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                                                                   EXHIBIT 10.40


                                              September 14, 2001


TO: Purchasers of Units (each a "Lender" and collectively the "Lenders") consisting of $1,475,000 principal amount of 15% Senior Secured Notes of World Wireless Communications, Inc. (the "Company").

                  Re: Amendment of Agreements

Gentlemen:

                  Reference is made to the Loan Agreement between the Lenders and the Company dated as of May 17, 2001, as amended on August 7, 2001, effective as of May 17, 2001 (the "Agreement"), including each note attached thereto as Exhibit A (individually the "Note" and collectively the "Notes").

                  For good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged by the Lenders, and as an additional inducement for the Company to continue its offering of units of its preferred stock and warrants pursuant to the Confidential Private Placement Memorandum dated June 8, 2001, the Company and each Lender agree as follows:

                  1. Section 1 of each Note shall be amended to substitute the maturity date of "October 15, 2001" for the maturity date of "September 15, 2001" now appearing therein with the same force and effect as if originally set forth therein.

                  2. Section 1.1(a) of the Loan Agreement shall be amended to read as follows effective as of May 17, 2001:

                           "(a) Simultaneously with the execution and the
delivery of this Agreement, Lancer Offshore, Inc. agrees to lend to Borrower the aggregate sum of $2,250,000, of which (i) the sum of $1,125,000 shall be paid to Borrower upon the execution and the delivery of this Agreement and (ii) the sum of $1,125,000 shall be paid to Borrower on July 15, 2001, provided that Borrower has raised the sum of $2,000,000 in equity from persons other than Michael Lauer and his affiliates, including, without limitation, Lancer Offshore Inc., Lancer Partners, L.P., and The Orbiter Fund Ltd. (such loan, together with any other amounts loaned pursuant to this Agreement by any Lender from time to time, including that specified in Section 1.1 (b) hereof, with the consent of the parties hereto, up to a total sum of $5,000,000, shall be referred to collectively as the "Loan"). The Loan shall be used solely by Borrower in the operation of its business as determined by the President of Borrower, subject to supervision thereof by Board of Directors of Borrower. The Loan shall be repaid on October 15, 2001 unless it is mandatorily converted into shares of Borrower's Common Stock before that date as provided in Section 1.5 hereof."



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                  3. Section 1.1(b) of the Loan Agreement shall be amended to read as follows effective as of May 17, 2001:

                  "(b) On August 7, 2001 Lancer Partners L.P. agrees to lend to Borrower the aggregate sum of $875,000, of which (i) the sum of $350,000 shall be paid to Borrower on August 7, 2001 and (ii) the sums of $275,000 shall be paid to Borrower on or about September 15, 2001, (but no later than September 20, 2001), and $250,000 on or about October 15, 2001 (but no later than October 20, 2001), provided that Borrower has raised the sum of $1,500,000 in equity from persons other than Michael Lauer and his affiliates, including, without limitation, Lancer Offshore Inc., Lancer Partners, L.P., and The Orbiter Fund Ltd, on or before October 15, 2001 The Loan shall be used solely by Borrower in the operation of its business as determined by the President of Borrower, subject to supervision thereof by Board of Directors of Borrower. The initial $350,000 principal amount of the Loan shall be repaid on October 15, 2001, and the subsequent tranches of $275,000 and $250,000 of the Loan shall be repaid on December 15, 2001, unless such amounts are mandatorily converted into shares of Borrower's Common Stock before that date as provided in Section 1.5 hereof."

                  In consideration of the foregoing, each Lender unconditionally acknowledges that the Company is not in default under the Loan Agreement, any of the Notes or any other agreement which is a part of the Loan Agreement.

                  Except as amended as set forth herein, the Agreement and each Note shall continue in full force and effect in accordance with its terms.

                  If this letter accurately sets forth our understanding, please sign your name below and return your signed original to us immediately.

                                   Very truly yours,

                                   WORLD WIRELESS COMMUNICATIONS, INC.


                                   By:
                                      ------------------------------------------
                                             David D. Singer, President

AGREED:

LANCER OFFSHORE, INC.                        LANCER PARTNERS L.P.


By:                                          By:
   --------------------------------             --------------------------------
      Michael Lauer, Manager                          Michael Lauer, Manager